UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2003

CHENIERE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16383	95-4352386
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		Number)

333 Clay Street
Suite 3400
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 659-1361

(Registrant’s telephone number, including area code)

ITEM 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1*	Press release dated November 14, 2003.

*—Furnished Herewith

ITEM 12. Results of Operations and Financial Conditions.

The information included in this Current Report on Form 8-K, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On November 14, 2003, Cheniere Energy, Inc. (the “Company”) issued a press release announcing the Company’s results of operations for the third quarter ended September 30, 2003. The press release is attached hereto as an exhibit to this Current Report on Form 8-K and is incorporated herein in its entirety.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: November 14, 2003	By:	/s/ Don A. Turkleson

	Name:	Don A. Turkleson
	Title:	Chief Financial Officer